Exhibit 99.5


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-D

KEY PERFORMANCE FACTORS
December 31, 1999



        Expected B Maturity                         7/17/00


        Blended Coupon                               6.1627%


        Excess Protection Level
        3 Month Average   5.58%
          December, 1999   4.64%
          November, 1999   5.90%
          October, 1999   6.22%


        Cash Yield                                  19.14%


        Investor Charge Offs                         5.04%


        Base Rate                                    9.46%


        Over 30 Day Delinquency                      4.63%


        Seller's Interest                           11.35%


        Total Payment Rate                          14.35%


        Total Principal Balance                     $49,947,826,881.37


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $5,671,007,362.88